                                                                    EXHIBIT 99.1


KEYSTONE PROPERTY TRUST
----------------------------------------------------------------------------------------------------------------------------------
THIRD QUARTER 2001 EARNINGS CONFERENCE CALL

                                               SUPPLEMENTAL INFORMATION PACKAGE

                                                                                                                             Page
                                                                                                                         ---------
                       Financial Highlights                                                                                     1
                       Condensed Consolidated Statements of Operations                                                          2
                       Condensed Consolidated Statements of FFO and FAD                                                         3
                       Condensed Consolidated Balance Sheets                                                                    4
                       Market Operating Statistics                                                                              5
                       Portfolio Overview                                                                                       6
                       Third Quarter Same Store Analysis                                                                        7
                       Year-to-Date Same Store Analysis                                                                         8
                       Lease Expirations                                                                                        9
                       Top 25 Tenants                                                                                          10
                       Acquisitions, Dispositions, and Development Placed in Service in 2001                                   11
                       Equity Method Investments Pro-rata Consolidating Balance Sheet                                          12
                       Equity Method Investments-Pro-rata Consolidating Statements of Income and FFO                           13
                       Summary of Land Under Development and Control                                                           14
                       Debt Detail                                                                                             15
                       COMPARATIVE HISTORICAL DATA:
                         Portfolio Analysis                                                                                    16
                         Physical Occupancy Analysis                                                                           17
                         Preferred Equity Analysis                                                                             18
                         Equity Analysis                                                                                       19
                         Debt Analysis                                                                                         20
                         Valuation Analysis                                                                                    21
                         Dividend Analysis                                                                                     22
                         Research Coverage                                                                                     23


THIS SUPPLEMENTAL INFORMATION PACKAGE MAY CONTAIN STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, INCLUDING STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE COMPANY, ITS TRUSTEES, OR ITS OFFICERS WITH RESPECT TO THE FUTURE OPERATING PERFORMANCE OF THE COMPANY. INVESTORS ARE CAUTIONED THAT ANY SUCH FORWARD LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES, AND THAT ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE IN THE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. IMPORTANT FACTORS THAT COULD CAUSE SUCH DIFFERENCES ARE DESCRIBED IN THE COMPANY'S PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q.


KEYSTONE PROPERTY TRUST
-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                      Three Months Ended September 30,          Nine Months Ended September 30,
INCOME ITEMS:                                          2001      % Change        2000            2001    % Change        2000
                                                  ------------  ----------- ------------   ------------- ---------- ---------------
Revenue                                           $     27,470     (14.1%)  $     31,986   $     84,860      (6.5%) $     90,771
Earnings Before Interest, Taxes, and Depreciation
  (EBITDA)                                              21,090     (13.4%)        24,364         64,497      (7.1%)       69,424
Net Income Allocated to Common Shares                   10,391       n/a          (4,306)        11,981       n/a           (700)
Funds from Operations                                   13,489      12.7%         11,964         37,445       6.9%        35,035
Funds from Operations - Per Share-(Diluted)               0.44      (6.4%)          0.47           1.31      (5.1%)         1.38
Dividends Paid Per Share- Common Shares                   0.32       3.2%           0.31           0.94       4.4%          0.90
Diluted Earnings (Loss) Per Share                         0.55       n/a           (0.46)          0.83       n/a          (0.08)
Weighted Average Common Shares and Units- FFO       30,997,250      20.5%     25,724,558     28,683,229      12.8%    25,419,506
Weighted Average Common Shares and Units- EPS       24,363,191      43.3%     17,003,664     20,282,848      20.3%    16,864,468

RATIOS:
Interest Coverage Ratio                                   2.6x                       1.9            2.3x                     2.0x
Fixed Charge Coverage Ratio                               1.9x                       1.5            1.7x                     1.6x
Dividend Payout Ratio-FFO                                72.7%                      66.0%          71.8%                    65.2%


                                                                                         As of
                                                         As of September 30,          December 31,
                                                    -----------------------------     ------------
                                                      2001                 2000           2000
                                                    --------             --------     ------------
ASSETS:
Investments in Real Estate at Cost                  $817,223             $971,981        $957,598
                                                    --------             --------        --------
Total Assets                                         838,782              978,698         962,687
                                                    --------             --------        --------

LIABILITIES AND EQUITY:
Total Debt                                          $441,405             $633,652        $616,569
Other Liabilities                                     20,480               18,446          22,184
Convertible Preferred Equity, at Liquidation
  Preference                                         100,392              140,392         140,392
Common Equity and Minority Interest                  276,505              185,773         183,542
                                                    --------             --------        --------
Total Liabilities and Equity                         838,782              978,263         962,687
                                                    --------             --------        --------

RATIOS:
Debt to Undepreciated Assets                            49.6%                62.4%           61.5%
Total Liabilities to Undepreciated Assets               51.9%                64.2%           63.7%


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                               Three Months Ended          Nine Months Ended
                                                                                  September 30,              September 30,
                                                                               2001          2000          2001          2000
                                                                             --------      --------      --------      --------

               REVENUE:
                   Rents                                                     $ 24,112      $ 28,299      $ 73,646      $ 80,041
                   Reimbursement Revenue and Other                              3,358         3,687        11,214        10,730
                                                                             --------      --------      --------      --------

                           Total Revenue                                       27,470        31,986        84,860        90,771
                                                                             --------      --------      --------      --------

               OPERATING EXPENSES:

               Property Operating Expenses                                   $  2,100      $  2,755      $  6,774      $  7,952
               Real Estate Taxes                                                2,398         2,811         7,492         7,771
               General and Administrative                                       2,268         1,808         6,552         6,040
               Depreciation and Amortization                                    5,567         4,887        19,398        15,455
               Interest Expense                                                 7,894        12,442        27,697        34,516
               Provision for Asset Revaluation                                     --        11,300            --        11,300
                                                                             --------      --------      --------      --------

               Total Operating Expense                                         20,227        36,003        67,913        83,034
                                                                             --------      --------      --------      --------

               Income (Loss) before Equity in Income from Equity Method         7,243        (4,017)       16,947         7,737
                   Investments, and Gains on Sales of Assets

               Equity in Income from Equity Method Investments                    386          (248)          455           416

               Gains on Sales of Assets                                        10,025          (252)       10,361           372
                                                                             --------      --------      --------      --------

               Income (Loss) before Distributions to Preferred
                   Unitholders, Minority Interest of Unitholders
                   in Operating Partnership, Extraordinary items,
                   and Income Allocated to Preferred Shareholders              17,654        (4,517)       27,763         8,525

               Distributions to Preferred Unitholders                          (1,747)       (1,924)       (5,610)       (4,943)
                                                                             --------      --------      --------      --------
               Income (Loss) before Minority Interest of Unitholders
                   in Operating Partnership, Extraordinary items, and
                   Income Allocated to Preferred Shareholders                  15,907        (6,441)       22,153         3,582

               Minority Interest of Unitholders in Operating Partnership       (4,180)        3,542        (4,806)          664
               Extraordinary Items-Losses on Early Retirement of Debt             (94)           --        (1,269)           --
                                                                             --------      --------      --------      --------

               Income (Loss) before Income Allocated to Preferred
                   Shareholders                                                11,633        (2,899)       16,078         4,246
               Income Allocated to Preferred Shareholders                      (1,242)       (1,407)       (4,097)       (4,946)
                                                                             --------      --------      --------      --------
               Net Income (Loss) Allocated to Common Shareholders            $ 10,391      $ (4,306)     $ 11,981      $   (700)
                                                                             ========      ========      ========      ========


KEYSTONE PROPERTY TRUST
-----------------------------------------------------------------------------------------------------------------------------------
CONDENSED CONSOLIDATED STATEMENTS OF FFO AND FAD (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                              Three Months Ended September 30,    Nine Months Ended September 30,
                                                                   2001              2000             2001               2000
                                                               ------------      ------------      ------------      ------------
FUNDS FROM OPERATIONS:
Income before Minority Interest of Unitholders in Operating    $     17,654      $     (4,517)     $     27,763      $      8,525
    Partnership, Extraordinary Items, and Income Allocated
    to Preferred Shareholders
Provision for Asset Valuation                                            --            11,300                --            11,300
Gains on Sales of Assets                                            (10,025)              252           (10,361)             (372)
Depreciation and Amortization Related to Real Estate                  5,567             4,887            19,398            15,455
Depreciation and Amortization Related to Joint Ventures                 293                42               645               127
    and Equity Method Investments

                                                               ------------      ------------      ------------      ------------
Funds from Operations                                          $     13,489      $     11,964      $     37,445      $     35,035
                                                               ============      ============      ============      ============

Funds from Operations-Basic                                    $       0.45      $       0.51      $       1.35      $       1.49
                                                               ============      ============      ============      ============

Funds from Operations-per Diluted Share                        $       0.44      $       0.47      $       1.31      $       1.38
                                                               ============      ============      ============      ============


FUNDS AVAILABLE FOR DISTRIBUTION:

Funds from Operations                                          $     13,489      $     11,964      $     37,445      $     35,035
Building Improvements                                                  (246)             (227)             (796)             (661)
Tenant Improvements                                                    (588)           (1,056)           (1,609)           (2,102)
Leasing Commissions                                                    (264)           (1,256)           (1,511)           (2,866)
Amortization of Deferred Financing Costs                                452               485             1,384             1,364
Amortization of Restricted Stock Awards                                  --                68                --               204
Rental Income from Straight Line Rents                                 (660)           (1,027)           (2,095)           (2,846)
                                                               ------------      ------------      ------------      ------------

Funds Available for Distribution                               $     12,183      $      8,951      $     32,818      $     28,128
                                                               ============      ============      ============      ============

Funds Available for Distribution-per Diluted Share             $       0.39      $       0.35      $       1.14      $       1.11
                                                               ============      ============      ============      ============

Weighted Average Shares and Units - Diluted                      30,997,250        25,724,558        28,683,229        25,419,506
                                                               ============      ============      ============      ============

Dividend Paid per Common Share                                 $       0.32      $       0.31      $       0.94      $       0.90
                                                               ============      ============      ============      ============

Dividend Payout Ratio-FFO                                              72.7%             66.0%             71.8%             65.2%

Dividend Payout Ratio-FAD                                              82.1%             88.6%             82.5%             81.1%


KEYSTONE PROPERTY TRUST
-----------------------------------------------------------------------------------------------------------------------------------
CONDENSED CONSOLIDATED BALANCE SHEETS (DOLLARS IN THOUSANDS)

                                                                                              September 30, 2001  December 31, 2000
                                                                                              ------------------  -----------------
                           ASSETS:

                           Investments in Real Estate, Including Development and Construction
                           in Progress of $53,982 and $28,366 for 2001 and 2000, respectively        $ 817,223         $ 957,598
                           Less: Accumulated Depreciation                                              (50,471)          (40,558)
                                                                                                     ---------         ---------
                           Investments in Real Estate, Net                                             766,752           917,040
                                                                                                     ---------         ---------

                           Cash, Cash Equivalents, and Escrows                                          17,798            10,265

                           Accounts Receivable, Net                                                     10,728             9,446

                           Deferred Financing and Leasing Costs, Net                                     9,737            13,201

                           Equity Method Investments                                                    23,615             6,686

                           Other Assets                                                                 10,152             6,049

                                                                                                     ---------         ---------
                           Total Assets                                                              $ 838,782         $ 962,687
                                                                                                     =========         =========




                           LIABILITIES AND SHAREHOLDERS' EQUITY:
                           Liabilities:

                           Mortgage Notes and Other Debt                                             $ 441,405         $ 616,569

                           Accrued Liabilities and Other                                                20,480            22,184
                                                                                                     ---------         ---------
                           Total Liabilities                                                           461,885           638,753
                                                                                                     ---------         ---------


                           Minority Interest:
                           Limited Partners in OP                                                       49,909            76,710

                           Convertible Preferred Units                                                  60,392            80,295
                                                                                                     ---------         ---------
                           Total Minority Interest                                                     110,301           157,005
                                                                                                     ---------         ---------


                           Shareholders' Equity:
                           Preferred Stock, $.001 par value                                                  2                 3

                           Common Stock, $.001 par value                                                    18                 9

                           Additional Paid-in Capital                                                  276,606           178,034

                           Cumulative Net Income                                                        33,497            21,516

                           Cumulative Dividends                                                        (43,527)          (32,633)
                                                                                                     ---------         ---------

                           Total Shareholders' Equity                                                  266,596           166,929
                                                                                                     ---------         ---------
                           Total Liabilities and Shareholders' Equity                                $ 838,782         $ 962,687
                                                                                                     =========         =========


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
MARKET OPERATING STATISTICS (AS OF SEPTEMBER 30, 2001)

                                                                                                                       Total Core
                                                            New Jersey        Pennsylvania          Indiana            Industrial
                                                         -----------------  -----------------   -----------------   ---------------

Square Feet Owned at September 30, 2001                      6,157,225          5,096,245           2,194,848          13,448,318

Economic Occupancy - Year-to-date                                 99.2%              95.9%              100.0%               98.3%

Physical Occupancy at September 30, 2001                          99.3%              96.5%              100.0%               98.4%

Annualized Base Rent (in 000's)                          $      28,727      $      17,965       $       8,531       $      55,223

Annualized Base Rent Per Leased SF                       $        4.70      $        3.65       $        3.89       $        4.17
Lease Expirations as a Percentage of ABR:
     2001                                                          0.0%               2.5%                0.0%                0.8%
     2002                                                          1.7%              30.9%                0.0%               11.0%
     2003                                                          9.8%              13.1%               10.5%               11.0%

Wtd Avg Lease Term Remaining (in years)                            4.9                3.4                10.4                 5.3

Square Feet of Leasing Activity in Quarter                     735,181             33,600                  --             768,781
  Year-to-date                                               1,169,856            394,467           1,397,248           2,961,571

Tenant Retention during period                                    94.4%               N/A                 N/A               100.0%
  Year-to-date                                                    76.6%              56.9%              100.0%               80.0%

Rent Change on Renewals and Rollovers during period:              25.9%              18.2%                N/A                25.6%
  Year-to-date                                                    21.6%               8.8%                0.0%               14.9%

Same Store NOI Growth during period (cash basis):                  6.4%              (4.9%)               0.3%                1.1%
  Year-to-date                                                     9.9%              (2.1%)               0.2%                3.6%

Square Feet Owned in Same Store Pool                         4,800,431          4,313,736           1,396,752          10,510,919


                                                              Other               TOTAL                                   GRAND
                                                            Industrial          INDUSTRIAL            Office              TOTAL
                                                         -----------------   -----------------   -----------------   ---------------

Square Feet Owned at September 30, 2001                     5,890,286           19,338,604           2,138,739          21,477,343

Economic Occupancy - Year-to-date                                85.8%                95.0%               95.5%               95.1%

Physical Occupancy at September 30, 2001                         83.3%                93.8%               96.1%               94.0%

Annualized Base Rent (in 000's)                          $     15,719        $      70,942       $      29,735      $      100,677

Annualized Base Rent Per Leased SF                       $       3.20        $        3.91       $       14.47      $         4.99
Lease Expirations as a Percentage of ABR:
     2001                                                         3.5%                 1.4%                6.1%                2.8%
     2002                                                        35.4%                16.4%                7.9%               13.9%
     2003                                                        19.4%                12.8%               22.7%               15.8%

Wtd Avg Lease Term Remaining (in years)                           3.4                  4.9                 3.6                 4.5

Square Feet of Leasing Activity in Quarter                    855,448            1,624,229              26,650           1,650,879
  Year-to-date                                              1,283,342            4,244,913              76,015           4,320,928

Tenant Retention during period                                   84.9%                89.9%               42.6%               89.5%
  Year-to-date                                                   49.4%                67.0%               72.6%               67.1%

Rent Change on Renewals and Rollovers during period:              1.7%                14.5%               (3.3%)              13.1%
  Year-to-date                                                    0.5%                10.1%                3.7%                9.6%

Same Store NOI Growth during period (cash basis):               (13.5%)               (3.0%)              (3.3%)              (3.1%)
  Year-to-date                                                  (10.7%)               (0.8%)              (2.9%)              (1.5%)

Square Feet Owned in Same Store Pool                        5,890,286           16,401,205           2,024,739          18,425,944


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OVERVIEW (DOLLARS IN THOUSANDS, AS OF SEPTEMBER 30, 2001)



                                                                                                         TOTAL CORE
                                               New Jersey         Pennsylvania         Indiana           INDUSTRIAL
                                            ---------------     ----------------    --------------    -----------------

Number of Buildings                                    20                 19                  6                  45

Square Feet Owned at September 30, 2001         6,157,225          5,096,245          2,194,848          13,448,318

% of Total Rentable SF                               28.7%              23.7%              10.2%               62.6%

Percentage Leased                                    99.3%              96.5%             100.0%               98.4%

Annualized Base Rent                        $      28,727       $     17,965        $     8,531        $     55,223

% of Total Annualized Base Rent                      28.5%              17.8%               8.5%               54.9%

Number of Leases                                       30                 31                  7                  68

Base Rent Per Leased SF                     $        4.70       $       3.65        $      3.89        $       4.17


                                                   Other              TOTAL
                                                 Industrial         INDUSTRIAL           Office           GRAND TOTAL
                                              -----------------  ----------------    --------------      -------------

Number of Buildings                                    50                  95                 32                 127

Square Feet Owned at September 30, 2001         5,890,286          19,338,604          2,138,739          21,477,343

% of Total Rentable SF                               27.4%               90.0%              10.0%              100.0%

Percentage Leased                                    83.3%               93.8%              96.1%               94.0%

Annualized Base Rent                        $      15,719        $     70,942        $    29,735         $   100,677

% of Total Annualized Base Rent                      15.6%               70.5%              29.5%              100.0%

Number of Leases                                       56                 124                162                 286

Base Rent Per Leased SF                     $        3.20        $       3.91        $     14.47         $      4.99


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
QUARTERLY SAME STORE ANALYSIS (DOLLARS IN THOUSANDS)

                                                CORE SAME STORE PORTFOLIO                      NON-CORE SAME STORE PORTFOLIO

                                              Three Months Ended September 30,                Three Months Ended September 30,
                                     -----------------------------------------------  ----------------------------------------------
                                        2001        2000       Change     % Change        2001        2000      Change     % Change
                                     -----------------------------------------------  ----------------------------------------------
REVENUE
Gross Potential Rent                 $ 10,696    $ 10,221    $    475         4.6%     $ 12,225    $ 12,256    $    (31)     (0.3%)
Vacancy Loss                             (235)        (11)       (224)     2036.4%       (1,163)       (634)       (529)     83.4%
                                     -----------------------------------------------  ----------------------------------------------
Rental Revenue                         10,461      10,210         251         2.5%       11,062      11,622        (560)     (4.8%)

OPERATING EXPENSES
Property Operating Expenses               321         268          53        19.8%        1,837       1,816          21       1.2%
Real Estate Taxes                       1,152       1,087          65         6.0%        1,290       1,270          20       1.6%
Tenant Reimbursement                   (1,358)     (1,380)         22        (1.6%)      (1,480)     (1,626)        146      (9.0%)
                                     -----------------------------------------------  ----------------------------------------------
Net Operating Expenses                    115         (25)        140      (560.0%)       1,647       1,460         187      12.8%
                                     -----------------------------------------------  ----------------------------------------------
NET OPERATING INCOME                 $ 10,346    $ 10,235    $    111         1.1%     $  9,415    $ 10,162    $   (747)     (7.4%)
                                     ===============================================  ==============================================

PHYSICAL OCCUPANCY (EOP)                 97.5%       99.7%       (2.2%)                    85.2%       95.0%       (9.8%)

ECONOMIC OCCUPANCY                       97.8%       99.9%       (2.1%)                    90.5%       94.8%       (4.3%)

PERCENTAGE OF TOTAL NOI:                 45.0%                                             41.0%


COMPONENTS OF NOI CHANGES:

  Rental Increases/(Decreases)                               $    475         4.6%                             $    (31)     (0.3%)
  Occupancy Increases/(Decreases)                                (224)       (2.1%)                                (529)     (5.3%)
  Reduction/(Increase) in expenses,
    net of reimbursements                                        (140)       (1.4%)                                (187)     (1.8%)
                                                             -----------------------                           ---------------------
Total                                                        $    111         1.1%                             $   (747)     (7.4%)
                                                             =======================                           =====================


                                                     TOTAL SAME STORE PORTFOLIO

                                                   Three Months Ended September 30,
                                     ---------------------------------------------------------
                                            2001        2000        Change     % Change
                                     ---------------------------------------------------------
REVENUE
Gross Potential Rent                     $ 22,921    $ 22,477    $    444        2.0%
Vacancy Loss                               (1,398)       (645)       (753)     116.7%
                                     ---------------------------------------------------------
Rental Revenue                             21,523      21,832        (309)      (1.4%)

OPERATING EXPENSES
Property Operating Expenses                 2,158       2,084          74        3.6%
Real Estate Taxes                           2,442       2,357          85        3.6%
Tenant Reimbursement                       (2,838)     (3,006)        168       (5.6%)
                                     ---------------------------------------------------------
Net Operating Expenses                      1,762       1,435         327       22.8%
                                     ---------------------------------------------------------
NET OPERATING INCOME                     $ 19,761    $ 20,397    $   (636)      (3.1%)
                                     =========================================================

PHYSICAL OCCUPANCY (EOP)                     91.7%       97.5%       (5.8%)

ECONOMIC OCCUPANCY                           93.9%       97.1%       (3.2%)

PERCENTAGE OF TOTAL NOI:                     86.0%


COMPONENTS OF NOI CHANGES:

  Rental Increases/(Decreases)                                   $    444        2.2%
  Occupancy Increases/(Decreases)                                    (753)      (3.7%)
  Reduction/(Increase) in expenses,
    net of reimbursements                                            (327)      (1.6%)
                                                                 -----------------------------
Total                                                            $   (636)      (3.1%)
                                                                 =============================


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
YEAR TO DATE SAME STORE ANALYSIS (DOLLARS IN THOUSANDS)


                                                CORE SAME STORE PORTFOLIO                      NON-CORE SAME STORE PORTFOLIO

                                              Nine Months Ended September 30,                  Nine Months Ended September 30,
                                     -----------------------------------------------  ----------------------------------------------
                                        2001        2000       Change     % Change        2001        2000      Change     % Change
                                     -----------------------------------------------  ----------------------------------------------
REVENUE
Gross Potential Rent                 $ 30,030     $ 28,516     $  1,514         5.3%  $ 36,863     $ 36,690     $    173       0.5%
Vacancy Loss                             (572)        (158)        (414)      262.0%    (3,102)      (1,565)      (1,537)     98.2%
                                     -----------------------------------------------  ----------------------------------------------
Rental Revenue                         29,458       28,358        1,100         3.9%    33,761       35,125       (1,364)     (3.9%)

OPERATING EXPENSES
Property Operating Expenses             1,012          911          101        11.1%     5,700        5,341          359       6.7%
Real Estate Taxes                       2,968        2,925           43         1.5%     3,826        3,671          155       4.2%
Tenant Reimbursement                   (3,857)      (3,800)         (57)        1.5%    (4,986)      (4,994)           8      (0.2%)
                                     -----------------------------------------------  ----------------------------------------------
Net Operating Expenses                    123           36           87       241.7%     4,540        4,018          522      13.0%
                                     -----------------------------------------------  ----------------------------------------------
NET OPERATING INCOME                 $ 29,335     $ 28,322     $  1,013         3.6%  $ 29,221     $ 31,107     $ (1,886)     (6.1%)
                                     ===============================================  ==============================================

PHYSICAL OCCUPANCY (EOP)                 97.5%        99.7%       (2.2%)                  85.2%        95.0%        (9.8%)

ECONOMIC OCCUPANCY                       98.1%        99.4%       (1.3%)                  91.6%        95.7%        (4.1%)

PERCENTAGE OF TOTAL NOI:                 41.6%                                            41.4%


COMPONENTS OF NOI CHANGES:

  Rental Increases/(Decreases)                                 $  1,514         5.3%                            $    173       0.6%
  Occupancy Increases/(Decreases)                                  (414)       (1.4%)                             (1,537)     (5.0%)
  Reduction/(Increase) in expenses,
    net of reimbursements                                           (87)       (0.3%)                               (522)     (1.7%)
                                                               ---------------------                            --------------------

Total                                                          $  1,013          3.6%                           $ (1,886)     (6.1%)
                                                               =====================                            ====================


                                                TOTAL SAME STORE PORTFOLIO

                                             Nine Months Ended September 30,
                                     ------------------------------------------------
                                         2001        2000      Change     % Change
                                     ------------------------------------------------
REVENUE
Gross Potential Rent                 $ 66,893     $ 65,206     $  1,687         2.6%
Vacancy Loss                           (3,674)      (1,723)      (1,951)      113.2%
                                     ------------------------------------------------
Rental Revenue                         63,219       63,483         (264)       (0.4%)

OPERATING EXPENSES
Property Operating Expenses             6,712        6,252          460         7.4%
Real Estate Taxes                       6,794        6,596          198         3.0%
Tenant Reimbursement                   (8,843)      (8,794)         (49)        0.6%
                                     ------------------------------------------------
Net Operating Expenses                  4,663        4,054          609        15.0%
                                     ------------------------------------------------
NET OPERATING INCOME                 $ 58,556     $ 59,429     $   (873)       (1.5%)
                                     ================================================

PHYSICAL OCCUPANCY (EOP)                 91.7%        97.5%        (5.8%)

ECONOMIC OCCUPANCY                       94.5%        97.4%        (2.9%)

PERCENTAGE OF TOTAL NOI:                 82.9%


COMPONENTS OF NOI CHANGES:

  Rental Increases/(Decreases)                                 $  1,687         2.8%
  Occupancy Increases/(Decreases)                                (1,951)       (3.3%)
  Reduction/(Increase) in expenses,
    net of reimbursements                                          (609)       (1.0%)
                                                               ----------------------

Total                                                          $   (873)       (1.5%)
                                                               ======================


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
LEASE EXPIRATIONS (DOLLARS IN THOUSANDS, AS OF SEPTEMBER 30, 2001)


INDUSTRIAL VS OFFICE LEASE EXPIRATIONS

                            INDUSTRIAL PROPERTIES              OFFICE PROPERTIES                          TOTAL
                    ---------------------------------  ---------------------------------    ---------------------------------
                      Square     Annualized              Square     Annualized                Square     Annualized
                       Feet       Base Rent   % ABR       Feet       Base Rent    % ABR        Feet       Base Rent    % ABR
                    ----------   ----------   -------  ----------   ----------   -------    ----------   ----------   -------
2001                   356,353   $    1,005       1.4%    111,909   $    1,827       6.1%      468,262   $    2,832       2.8%
2002                 3,546,895       11,621      16.4%    171,413        2,339       7.9%    3,718,308       13,960      13.9%
2003                 2,291,533        9,101      12.8%    435,662        6,761      22.7%    2,727,195       15,862      15.8%
2004                 2,296,466        9,682      13.6%    313,522        3,676      12.4%    2,609,988       13,358      13.3%
2005                 1,229,370        5,598       7.9%    432,786        6,286      21.1%    1,662,156       11,884      11.8%
2006                 2,030,316        7,796      11.0%    287,847        3,836      12.9%    2,318,163       11,632      11.6%
2007                 1,186,890        5,376       7.6%     29,971          466       1.6%    1,216,861        5,842       5.8%
2008                 1,367,993        5,533       7.8%    130,259        1,931       6.5%    1,498,252        7,464       7.4%
2009                 1,155,595        4,676       6.6%      1,896           28       0.1%    1,157,491        4,704       4.7%
2010                   237,851        1,070       1.5%     23,633          449       1.5%      261,484        1,519       1.5%
2011 and beyond      2,435,034        9,484      13.4%    116,337        2,137       7.2%    2,551,371       11,621      11.5%
                    ----------   ----------   -------  ----------   ----------   -------    ----------   ----------   -------

Total               18,134,296   $   70,942     100.0%  2,055,235   $   29,735     100.0%   20,189,531   $  100,677     100.0%
                    ==========   ==========   =======  ==========   ==========   =======    ==========   ==========   =======


CORE VS NON-CORE LEASE EXPIRATIONS

                              CORE PROPERTIES                 NON-CORE PROPERTIES                         TOTAL
                    ---------------------------------  ---------------------------------    ---------------------------------
                      Square     Annualized              Square     Annualized                Square     Annualized
                       Feet       Base Rent   % ABR       Feet       Base Rent    % ABR        Feet       Base Rent    % ABR
                    ----------   ----------   -------  ----------   ----------   -------    ----------   ----------   -------

2001                   106,459   $      454       0.8%    361,803   $    2,378       5.2%      468,262   $    2,831       2.8%
2002                 1,653,797        6,063      11.0%  2,064,511        7,897      17.4%    3,718,308       13,960      13.9%
2003                 1,462,047        6,059      11.0%  1,265,148        9,804      21.6%    2,727,195       15,863      15.8%
2004                 1,965,811        8,421      15.2%    644,177        4,936      10.9%    2,609,988       13,357      13.3%
2005                   941,870        4,891       8.9%    720,286        6,993      15.4%    1,662,156       11,883      11.8%
2006                 1,721,066        7,000      12.7%    597,097        4,632      10.2%    2,318,163       11,632      11.6%
2007                 1,092,942        4,458       8.1%    123,919        1,383       3.0%    1,216,861        5,841       5.8%
2008                 1,252,858        4,942       8.9%    245,394        2,522       5.5%    1,498,252        7,464       7.4%
2009                   881,923        3,881       7.0%    275,568          824       1.8%    1,157,491        4,705       4.7%
2010                   237,851        1,070       1.9%     23,633          449       1.0%      261,484        1,520       1.5%
2011 and beyond      1,911,267        7,986      14.5%    640,104        3,635       8.0%    2,551,371       11,621      11.5%
                    ----------   ----------   -------  ----------   ----------   -------    ----------   ----------   -------

Total               13,227,891   $   55,223     100.0%  6,961,640   $   45,454     100.0%   20,189,531   $  100,677     100.0%
                    ==========   ==========   =======  ==========   ==========   =======    ==========   ==========   =======


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
TOP 25 TENANTS (DOLLARS IN THOUSANDS, AS OF SEPTEMBER 30, 2001)




                                                        Term Remaining   Number of    Rentable   Percentage  Annualized   Annualized
                  Tenant Name                            (in months)      Leases     Square Feet Leased Feet  Base Rent   Base Rent
-----------------------------------------------------   ---------------  ---------   ----------- ----------- ----------   ----------

Brightpoint, Inc.                                           54-219              3        658,348        3.1%   $    3,414       3.4%
The Home Depot, Inc. (1)                                        28              1        812,739        3.8%        3,251       3.2%
Exel Logistics, Inc.                                          1-51              4        855,368        4.0%        2,733       2.7%
Franklin Storage, Inc.                                       13-19              2        690,400        3.2%        2,715       2.7%
Reckitt Benckiser                                               27              1        155,700        0.7%        2,618       2.6%
APL Logistics, Inc. (Formerly GATX Logistics, Inc.)             52              1        585,510        2.7%        2,576       2.6%
Herrod Distribution                                             17              1        610,949        2.8%        2,291       2.3%
Belkin Electronics, Inc. (2)                                   114              1        798,096        3.7%        2,291       2.3%
Cosmetic Essence, Inc.                                          87              1        483,507        2.3%        1,987       2.0%
Coca-Cola Bottlers of New Jersey (1)                            40              1        243,751        1.1%        1,950       1.9%
International Paper, Inc.                                    15-68              2        461,707        2.1%        1,924       1.9%
Poly-Foam International, Inc.                               86-151              6        669,871        3.1%        1,861       1.8%
Cumberland Distribution                                         12              3        489,213        2.3%        1,660       1.6%
Hartford Fire Insurance                                         76              1        107,794        0.5%        1,613       1.6%
Engine Controls Distribution/Dana                               89              1        407,100        1.9%        1,567       1.6%
BMG Music                                                    14-22              2        445,591        2.1%        1,551       1.5%
Group Athletica (a division of Reebok)                          80              1        599,152        2.8%        1,528       1.5%
SETCO, Inc.                                                  60-64              2        327,636        1.5%        1,452       1.4%
AT & T Communications                                           51              1         86,602        0.4%        1,451       1.4%
Staples, Inc.                                                   32              1        351,000        1.6%        1,422       1.4%
Direct Fulfillment LP                                           99              1        265,000        1.2%        1,365       1.4%
Royal Indemnity Co.                                          28-58              2         80,000        0.4%        1,328       1.3%
Parcel Direct (1)                                               63              1        241,110        1.1%        1,326       1.3%
Vestcom, Inc.                                                  152              1        210,530        1.0%        1,324       1.3%
BMW                                                              7              3        431,198        2.0%        1,236       1.2%
                                                        ----------     ----------     ----------     ------    ----------     ------

Total/Wtd Avg                                                   63             44     11,067,872       51.5%   $   48,434      48.1%
                                                        ==========     ==========     ==========     ======    ==========     ======





----------

(1) Tenant occupies a property that is 20% owned as part of a Joint Venture with CalEast Industrial Investors LLC.
(2) Tenant occupies a property that is 50% owned as part of a Joint Venture with Browning Investments.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
ACQUISITIONS, DISPOSITIONS, AND DEVELOPMENT PLACED IN SERVICE IN 2001 (DOLLARS IN THOUSANDS, AS OF SEPTEMBER 30, 2001)



            Property                       City           State               Market                 Closing Date      Square Feet
-------------------------------------  ---------------   --------   ----------------------------     ------------    ---------------


DEVELOPMENT

558 Airtech Park (1)                   Indianapolis        IN       Indianapolis                      4/1/2001               798,096
                                                                                                                    ----------------
DEVELOPMENT PLACED IN SERVICE TOTAL                                                                                          798,096



ACQUISITIONS

INDUSTRIAL

420 Salem Church Road                  Mechanicsburg       PA       Harrisburg/Chambersburg            1/5/2001              504,321
75 Pleasant View Drive                 Mechanicsburg       PA       Harrisburg/Chambersburg            2/8/2001              132,548
811 Spangler Road                      Camp Hill           PA       Harrisburg/Chambersburg           3/23/2001              145,640
66 Station Road (2)                    Cranbury            NJ       Central & Northern NJ              4/3/2001              812,739
Goldstar Land Parcel                   South Brunswick     NJ       Central & Northern NJ             9/28/2001                   --
                                                                                                                    ----------------
ACQUISITIONS TOTAL                                                                                                         1,595,248


DISPOSITIONS

INDUSTRIAL

101 Commerce Drive                     Mechanicsburg       PA       Harrisburg/Chambersburg           3/22/2001              597,100
118 Moonachie Drive (3)                Carlstadt           NJ       Central & Northern NJ             3/21/2001              243,751
200-250 Kennedy Drive (3)              Sayreville          NJ       Central & Northern NJ             3/21/2001              164,267
300-350 Kennedy Drive (3)              Sayreville          NJ       Central & Northern NJ             3/21/2001              161,987
309 Kennedy Drive (3)                  Sayreville          NJ       Central & Northern NJ             3/21/2001              202,000
409 Kennedy Drive (3)                  Sayreville          NJ       Central & Northern NJ             3/21/2001              225,831
One Nixon Lane (3)                     Edison              NJ       Central & Northern NJ             3/21/2001              192,829
100-400 Nixon Lane (3)                 Edison              NJ       Central & Northern NJ             3/21/2001              851,907
200 Industrial Avenue                  Teterboro           NJ       Central & Northern NJ             9/27/2001              332,352
22 Madison Road                        Fairfield           NJ       Central & Northern NJ             9/27/2001               39,785
                                                                                                                    ----------------
INDUSTRIAL TOTAL                                                                                                           3,011,809

OFFICE

1550 Pond Road                         Allentown           PA       Allentown                         1/26/2001              143,870
3435 Winchester Road                   Allentown           PA       Allentown                         1/26/2001               80,000
5001 Louise Drive                      Mechanicsburg       PA       Harrisburg/Chambersburg           1/26/2001               67,463
2001 Bern Road                         Wyomissing          PA       Reading                           1/26/2001               52,841
                                                                                                                    ----------------

OFFICE TOTAL                                                                                                                 344,174
                                                                                                                    ----------------

DISPOSITIONS TOTAL                                                                                                         3,355,983
                                                                                                                   =================

KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
ACQUISITIONS, DISPOSITIONS, AND DEVELOPMENT PLACED IN SERVICE IN 2001 (DOLLARS IN THOUSANDS, AS OF SEPTEMBER 30, 2001)



            Property                       Current Leased %   Purchase/Sales Price
-------------------------------------      ----------------   -------------------


DEVELOPMENT
558 Airtech Park (1)                                 100.0%              $ 18,500
                                                              -------------------
DEVELOPMENT PLACED IN SERVICE TOTAL                                      $ 18,500



ACQUISITIONS

INDUSTRIAL

420 Salem Church Road                                100.0%              $ 12,125
75 Pleasant View Drive                               100.0%                 4,200
811 Spangler Road                                    100.0%                 3,475
66 Station Road (2)                                  100.0%                32,300
Goldstar Land Parcel                                     --                 6,422
                                                              -------------------
ACQUISITIONS TOTAL                                                       $ 58,522


DISPOSITIONS

INDUSTRIAL

101 Commerce Drive                                                       $ 27,000
118 Moonachie Drive (3)                                                    18,800 (4)
200-250 Kennedy Drive (3)                                                   7,275 (4)
300-350 Kennedy Drive (3)                                                   7,025 (4)
309 Kennedy Drive (3)                                                       9,700 (4)
409 Kennedy Drive (3)                                                      10,575 (4)
One Nixon Lane (3)                                                          8,325 (4)
100-400 Nixon Lane (3)                                                     42,100 (4)
200 Industrial Avenue                                                      38,700
22 Madison Road                                                             2,900
                                                              -------------------
INDUSTRIAL TOTAL                                                        $ 172,400

OFFICE

1550 Pond Road                                                           $ 15,000 (4)
3435 Winchester Road                                                        9,750 (4)
5001 Louise Drive                                                           6,000 (4)
2001 Bern Road                                                              5,000 (4)
                                                              -------------------

OFFICE TOTAL                                                             $ 35,750
                                                              -------------------

DISPOSITIONS TOTAL                                                      $ 208,150
                                                              ===================



----------

(1) This property was placed in service on April 1, 2001 and is 50% owned as part of a joint venture with Browning Investments.
(2) This property was acquired by a joint venture with CalEast Industrial Investors LLC, in which the Company has a 20% ownership interest.
(3) These properties were contributed/sold to a Joint Venture with CalEast Industrial Investors LLC, in which the Company retained a 20% ownership interest.
(4)   These properties were sold as part of a portfolio sale.


KEYSTONE PROPERTY TRUST
----------------------------------------------------------------------------------------------------------------------------------
EQUITY METHOD INVESTMENTS - PRO-RATA CONSOLIDATING BALANCE SHEET AT SEPTEMBER 30, 2001 (DOLLARS IN THOUSANDS)

                                                       Pro rata                       Pro rata
                                                      Keystone NJ     Pro rata        Keystone
                                             KTR      Associates,      Airtech         Realty            Other
                                         Historical       LLC(1)       Park (2)    Services, Inc (3)  Adjustments (4) Proforma Total
                                       -------------  ------------   -----------   -----------------  --------------- --------------
ASSETS
  Gross Real Estate Assets                $ 817,223      $  27,527      $  11,599      $      --           $      --     $ 856,349
  Accumulated Depreciation                  (50,471)          (340)          (132)            --                  --       (50,943)
  Other Assets                               72,030            432          3,485          6,960             (21,585)       61,322
                                          ---------      ---------      ---------      ---------           ---------     ---------



  Total Assets                              838,782         27,619         14,952          6,960             (21,585)      866,728
                                          =========      =========      =========      =========           =========     =========

LIABILITIES & EQUITY
  Debt                                      441,405         15,402         10,884             --                  --       467,691
  Other Liabilities                          20,480            391             23          1,246                  --        22,140
                                          ---------      ---------      ---------      ---------           ---------     ---------
  Total Liabilities                         461,885         15,793         10,907          1,246                  --       489,831
                                          =========      =========      =========      =========           =========     =========


  Equity, Including Minority Interest       376,897         11,826          4,045          5,714             (21,585)      376,897
                                          ---------      ---------      ---------      ---------           ---------     ---------

  Total Liabilities and Equity            $ 838,782      $  27,619      $  14,952      $   6,960           $ (21,585)    $ 866,728
                                          =========      =========      =========      =========           =========     =========


(1) On March 21, 2001, Keystone Property Trust ( the "Company") formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC ("CalEast"). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle ("JLL")) and the California Public Employees Retirement System ("CalPERS"). The Company owns 20% of this joint venture.

(2) In 2000, the Company formed a joint venture with Browning Investments, Inc ("3 Points Associates, LLC") to develop and construct an 800,000 square foot distribution facility in Indiana. In January 2001, the joint venture signed a ten-year lease with tenant for the entire facility. In June 2001, the Company formed 4 Points Associates, LLC to develop and construct a 796,000 square foot distribution facility in Indiana. The Company owns 50% of these ventures.

(3) The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. ( the "Management Company"), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company,

(4) Consists of elimination adjustments for presentation purposes.


KEYSTONE PROPERTY TRUST
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY METHOD INVESTMENTS - PRO-RATA CONSOLIDATING STATEMENTS OF INCOME & FFO FOR THE QUARTER ENDED SEPTEMBER 30, 2001
(DOLLARS IN THOUSANDS)

                                                                                              Pro rata
                                                                  Pro rata                    Keystone
                                                                  Keystone      Pro rata      Realty
                                                       KTR      NJ Associates,  Airtech       Services,      Other         Proforma
                                                    Historical       LLC(1)     Park (2)       Inc. (3)   Adjustments (4)   Total
                                                    ----------  --------------  --------     -----------  --------------- ----------
REVENUE:
    Rents                                            $ 24,112      $    711     $    304      $     --     $     --       $ 25,127
    Reimbursement Revenue and Other                     3,358           144          (14)          916           --          4,404

                                                     --------      --------     --------      --------     --------       --------
Total revenue                                        $ 27,470      $    855     $    290      $    916     $     --       $ 29,531
                                                     ========      ========     ========      ========     ========       ========

OPERATING EXPENSES:
Property Operating Expenses                          $  2,100      $     60     $    (21)     $     --     $     --       $  2,139
Real Estate Taxes                                       2,398           105           --            --           --          2,503

                                                     --------      --------     --------      --------     --------       --------
Property NOI                                           22,972           690          311           916           --         24,889
                                                     --------      --------     --------      --------     --------       --------
General and Administrative                              2,268             3            2           736           --          3,009
                                                     --------      --------     --------      --------     --------       --------

EBITDA                                                 20,704           687          309           180           --         21,880
Depreciation and Amortization                           5,567           163           88           114           --          5,932
Interest Expense                                        7,894           281          134            10           --          8,319
                                                     --------      --------     --------      --------     --------       --------
Income before other items                               7,243           243           87            56           --          7,629
Equity in Income from Equity Method Investments           386            --           --            --         (386)            --
Gains on Sales of Assets                               10,025            --           --            --           --         10,025
Extraordinary Items                                       (94)           --           --            --           --            (94)
Preferred Dividends, Preferred Distributions,
and Minority Interest                                  (7,169)           --           --            --           --         (7,169)
                                                     --------      --------     --------      --------     --------       --------
Net (Loss) Income Allocated to Common Shareholders   $ 10,391      $    243     $     87      $     56     $   (386)      $ 10,391
                                                     ========      ========     ========      ========     ========       ========

FFO
Income before Minority Interest of Unitholders in
Operating Partnership, Extraordinary, and Income
Allocated to Preferred Sharehoolders                 $ 17,654      $    243     $     87      $     56     $   (386)      $ 17,654
Gains on Sales of Assets                              (10,025)           --           --            --           --        (10,025)
Depreciation and Amortization- Real Estate Assets       5,860           163           88            42         (293)         5,860

                                                     --------      --------     --------      --------     --------       --------
Funds from Operations                                $ 13,489      $    406     $    175      $     98     $   (679)      $ 13,489
                                                     ========      ========     ========      ========     ========       ========


(1) On March 21, 2001, Keystone Property Trust ( the "Company") formed a joint venture known as Keystone New Jersey Associates, LLC with CalEast Industrial Investors, LLC ("CalEast"). CalEast is a real estate operating company whose members are LaSalle Investment Management, Inc. (a division of Jones Lang LaSalle ("JLL")) and the California Public Employees Retirement System ("CalPERS"). The Company owns 20% of this joint venture.

(2) In 2000, the Company formed a joint venture with Browning Investments, Inc ("3 Points Associates, LLC") to develop and construct an 800,000 square foot distribution facility in Indiana. In January 2001, the joint venture signed a ten-year lease with tenant for the entire facility. In June 2001, the Company formed 4 Points Associates, LLC to develop and construct a 796,000 square foot distribution facility in Indiana. The Company owns 50% of these ventures.

(3) The Company accounts for its investment in 100% of the non-voting preferred stock in Keystone Realty Services, Inc. ( the "Management Company"), which represents 95% of the total equity, in accordance with the equity method of accounting. The Company is entitled to receive 95% of the amounts paid as dividends by the Management Company,

(4) Consists of elimination adjustments for presentation purposes.


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF LAND UNDER DEVELOPMENT AND CONTROL


                                                       % Ownership
                    Project                        Interest / Partner             Market/Submarket                 Acres
------------------------------------------------   ------------------   -------------------------------------  -------------

PROJECTS UNDER CONSTRUCTION

Keystone Cranbury West Phase II                            100%            New Jersey / Exit 8A                            31
Keystone Cranbury East Phase I                             100%            New Jersey / Exit 8A                            37
21 Roadway Expansion                                       100%            Pennsylvania / Harrisburg                       10
Airtech Park (4 Points Associates)                    50% / Browning       Indiana / Indianapolis Airport                  43
                                                                                                                 -------------

    SUBTOTAL - PROJECTS IN DEVELOPMENT                                                                                    121
                                                                                                                 -------------

DEVELOPMENT PIPELINE (NEXT 36 MOS)

Northern New Jersey (1)                                    100%            New Jersey / North                              26
Keystone Cranbury East Phase II                            100%            New Jersey / Exit 8A                            37
Goldstar Site                                              100%            New Jersey / Exit 8A                            50
Station Road (1)                                           100%            New Jersey / Exit 8A                            50
66 Station Road                                       20% / CalEast        New Jersey / Exit 8A                            62
Central PA (1)                                             100%            Pennsylvania / Harrisburg                      115
Airtech Park (1)                                      50% / Browning       Indiana / Indianapolis Airport                  90
                                                                                                                 -------------

    SUBTOTAL - PIPELINE                                                                                                   430
                                                                                                                 -------------

ADDITIONAL DEVELOPMENT POTENTIAL

Stults Road                                                100%            New Jersey / Exit 8A                             6
Northeastern PA (1)                                        100%            Pennsylvania / Northeastern PA                  50
Central PA (1)                                             100%            Pennsylvania / Harrisburg                      100
Arnold Road and Other Expansions                           100%            Pennsylvania / Reading, other                   15
Airtech Park (1)                                      50% / Browning       Indiana / Indianapolis Airport                 235
                                                                                                                 -------------

    SUBTOTAL - ADDITIONAL DEVELOPMENT POTENTIAL                                                                           406
                                                                                                                 -------------

TOTAL DEVELOPMENT POTENTIAL - PIPELINE ADDITIONAL                                                                         836
                                                                                                                 -------------

GRAND TOTAL                                                                                                               957
                                                                                                                 =============


KEYSTONE PROPERTY TRUST
-----------------------------------------------------------------------------------------------------------------------------------
SUMMARY OF LAND UNDER DEVELOPMENT AND CONTROL

                                                       Estimated     Estimated                   Actual/Estimated      Extimated
                                                       Buildable      Project    Con Incurred  Construction Start    Stabilization
                    Project                               SF           Cost         To Date      Date (Qtr/Year)    Date (Qtr/Year)
------------------------------------------------  ----------------  -----------  ------------  ------------------   --------------

PROJECTS UNDER CONSTRUCTION

Keystone Cranbury West Phase II                           473,000         23           20               3/00             2/02
Keystone Cranbury East Phase I                            510,000         23           15               3/00             3/02
21 Roadway Expansion                                      150,000          5            5               3/00             1/02
Airtech Park (4 Points Associates)                        796,000         20            7               2/01             4/02
                                                   ---------------  ---------   ----------

    SUBTOTAL - PROJECTS IN DEVELOPMENT                  1,929,000         71           47
                                                   ---------------  ---------   ----------

DEVELOPMENT PIPELINE (NEXT 36 MOS)

Northern New Jersey (1)                                   530,000         33            -               2/02
Keystone Cranbury East Phase II                           500,000         22            5               3/02
Goldstar Site                                             788,000         35            7               3/03
Station Road (1)                                          655,000         29            -               1/04
66 Station Road                                           667,000         31            4               3/04
Central PA (1)                                          1,200,000         36            -               1/03
Airtech Park (1)                                        1,482,000         37            -               1/03
                                                   ---------------  ---------   ----------

    SUBTOTAL - PIPELINE                                 5,822,000        223           16
                                                   ---------------  ---------   ----------

ADDITIONAL DEVELOPMENT POTENTIAL

Stults Road                                               130,000
Northeastern PA (1)                                       750,000
Central PA (1)                                          1,200,000
Arnold Road and Other Expansions                          221,000
Airtech Park (1)                                        3,518,000
                                                   ---------------

    SUBTOTAL - ADDITIONAL DEVELOPMENT POTENTIAL         5,819,000
                                                   ---------------

TOTAL DEVELOPMENT POTENTIAL - PIPELINE ADDITIONAL      11,641,000
                                                   ---------------

GRAND TOTAL                                            13,570,000
                                                   ===============


(1) Under contract or option.


KEYSTONE PROPERTY TRUST
-------------------------------------------------------------------------------------------------------------------------------
DEBT DETAIL (DOLLARS IN THOUSANDS, AS OF SEPTEMBER 30, 2001)


                          Fixed Rate Mortgages            Variable Rate Debt
                   --------------------------------   -------------------------
     Year of            Monthly          Due on       Construction      Credit          Total Scheduled         Wtd Avg
     Maturity        Amortization       Maturity         Loans        Facilities            Payments      Fixed Rate Maturities
----------------   ---------------   --------------   -------------  -----------        ---------------   ---------------------
2001                      $ 1,273        $       -     $      -       $      -              $   1,273               0.0%
2002                        5,180            8,798       11,793         72,747                 98,518               9.5%
2003                        5,484            4,085            -              -                  9,569               8.5%
2004                        5,821           39,722            -              -                 45,543               7.2%
2005                        5,625           23,061            -              -                 28,686               8.2%
2006                        5,802           22,018            -              -                 27,820               7.7%
2007                        4,517           72,418            -              -                 76,935               7.9%
2008                        4,619           90,545            -              -                 95,164               7.5%
2009                        3,254                -            -              -                  3,254               8.8%
2010 and thereafter        33,343           19,103            -              -                 52,446               7.8%
                        ----------    -------------   ----------     ----------            ----------     ---------------

Total                    $ 74,918        $ 279,750     $ 11,793       $ 72,747              $ 439,208               7.8%
                        ==========    =============   ==========     ==========            ==========     ===============

                                                      Debt Premium, Net of Amortization         2,197
                                                                                           ----------

                                                      TOTAL DEBT OUTSTANDING                $ 441,405
                                                                                           ==========

KEYSTONE PROPERTY TRUST
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO ANALYSIS

                                                           September 30,   June 30,    March 31,    December 31,  September 30,
Portfolio Characteristics                                       2001         2001         2001         2000           2000
                                                           -------------  ----------  -----------   ------------  -------------
Number of Properties-In Service                                    127           129          128           129          133
Number of Properties-Under Construction                              4             4            3             4            5
                                                            ----------    ----------   ----------    ----------   ----------
Total Number of Properties                                         131           133          131           133          138
                                                            ==========    ==========   ==========    ==========   ==========

Rentable Square Feet -In Service                            21,477,343    21,849,480   21,036,741    20,397,410   20,884,421
Rentable Square Feet-Under Construction                      2,429,000     2,429,000    1,633,000     2,433,000    2,497,285
                                                            ----------    ----------   ----------    ----------   ----------
Total Rentable Square Feet                                  23,906,343    24,278,480   22,669,741    22,830,410   23,381,706
                                                            ==========    ==========   ==========    ==========   ==========

Occupied (Square Feet)                                      20,189,131    20,431,148   19,974,275    19,471,278   20,412,709
Vacant (Square Feet)                                         1,288,212     1,418,332    1,062,466       926,132      471,712
Number of Leases                                                   286           283          280           301          316
Average Tenant Size per Occupied Square Foot-Industrial        146,241       149,513      154,442       152,433      140,773
Average Tenant Size per Occupied Square Foot-Office             12,687        12,779       12,519        12,664       12,711
Occupancy Rates -Based on In Service RSF                          94.0%         93.5%        95.0%         95.5%        97.7%


NUMBER OF IN SERVICE PROPERTIES BY MARKET:

   New Jersey                                                       20            22           21            21           24
   Pennsylvania                                                     19            19           19            17           17
   Indiana                                                           6             6            6             5            5
                                                            ----------    ----------   ----------    ----------   ----------
   INDUSTRIAL CORE MARKET SUBTOTAL                                  45            47           46            43           46
                                                            ==========    ==========   ==========    ==========   ==========

   Ohio                                                             11            11           11            11           11
   New York                                                         11            11           11            11           12
   South Carolina                                                   28            28           28            28           28
                                                            ----------    ----------   ----------    ----------   ----------
   INDUSTRIAL NON-CORE MARKET SUBTOTAL                              50            50           50            50           51
                                                            ==========    ==========   ==========    ==========   ==========

   New Jersey                                                       10            10           10            10           10
   Pennsylvania                                                      2             2            2             6            6
   New York                                                         20            20           20            20           20
                                                            ----------    ----------   ----------    ----------   ----------
   OFFICE NON-CORE MARKET SUBTOTAL                                  32            32           32            36           36
                                                            ==========    ==========   ==========    ==========   ==========

Total In Service Properties                                        127           129          128           129          133
                                                            ==========    ==========   ==========    ==========   ==========

KEYSTONE PROPERTY TRUST
---------------------------------------------------------------------------------------------------------
PHYSICAL OCCUPANCY ANALYSIS

                                     September 30,    June 30,   March 31,   December 31,   September 30,
Physical Occupancy by Sub-Market:         2001          2001       2001          2000           2000
                                     -------------    ---------  ---------   ------------   -------------
INDUSTRIAL

Central and Northern NJ                    99.2%         100.0%      95.8%        100.0%          99.8%
Chester County, PA                        100.0%         100.0%     100.0%        100.0%         100.0%
Harrisburg/Chambersburg, PA                95.5%          94.6%      98.4%         97.8%         100.0%
Reading, PA                               100.0%         100.0%     100.0%        100.0%         100.0%
Scranton/Wilkes-Barre, PA                 100.0%         100.0%     100.0%        100.0%         100.0%
Indianapolis, IN                          100.0%         100.0%     100.0%        100.0%         100.0%
                                        -------        -------    -------       -------        -------

Total Core Portfolio                       98.4%          98.3%      97.7%         99.6%          99.9%
                                        =======        =======    =======       =======        =======

Central Ohio                               94.5%          96.2%      96.2%         92.3%         100.0%
Albany, NY                                100.0%         100.0%     100.0%        100.0%         100.0%
Rochester, NY                              98.0%          92.7%      92.7%         89.5%          88.1%
Syracuse, NY                               16.0%          16.0%     100.0%        100.0%         100.0%
Greenville/Spartanburg, SC                 88.3%          83.0%      79.1%         78.8%          88.9%
                                        -------        -------    -------       -------        -------

Total Non-Core Industrial                  83.3%          81.1%      88.6%         87.2%          94.3%
                                        =======        =======    =======       =======        =======

Total Industrial Portfolio                 93.8%          93.3%      94.8%         95.3%          97.9%
                                        =======        =======    =======       =======        =======

OFFICE

Central and Northern NJ                    97.7%          98.9%      98.9%         98.7%          98.4%
Albany, NY                                 95.9%          96.0%      97.2%         98.1%          99.8%
Rochester, NY                             100.0%         100.0%     100.0%        100.0%         100.0%
Syracuse, NY                               96.2%          91.9%      95.6%         97.2%          96.7%
Allentown, PA                              --             --         --            91.9%          94.0%
Harrisburg/Chambersburg, PA                78.8%          71.2%      71.2%         89.5%          83.4%
Reading, PA                                81.6%          81.6%      84.3%         89.5%          93.0%
                                        -------        -------    -------       -------        -------

Total Office Portfolio                     96.1%          95.6%      96.0%         96.4%          96.3%
                                        =======        =======    =======       =======        =======


KEYSTONE PROPERTY TRUST
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED EQUITY ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                       September 30,          June 30,          March 31,         December 31,      September 30,
                                            2001                2001               2001               2000              2000
                                       --------------      -------------      -------------      -------------      -------------
CONVERTIBLE PREFERRED STOCK
  Series A
    Shares Outstanding                        800,000            800,000            800,000            800,000            800,000
    Aggregate Liquidation Value         $      20,000      $      20,000      $      20,000      $      20,000      $      20,000
    Liquidation Value Per Share         $       25.00      $       25.00      $       25.00      $       25.00      $       25.00
    Common Share Conversion Price       $       16.50      $       16.50      $       16.50      $       16.50      $       16.50
    Yield                                        9.00%              9.00%              9.00%              9.00%              9.00%

  Series B (1)
    Shares Outstanding                             --            803,871            803,871            803,871            803,871
    Aggregate Liquidation Value         $          --      $      20,097      $      20,097      $      20,097      $      20,097
    Liquidation Value Per Share         $          --      $       25.00      $       25.00      $       25.00      $       25.00
    Common Share Conversion Price       $          --      $       16.00      $       16.00      $       16.00      $       16.00
    Yield                                          --               9.75%              9.75%              9.75%              9.75%

  Series C
    Shares Outstanding                        800,000            800,000            800,000            800,000            800,000
    Aggregate Liquidation Value         $      20,000      $      20,000      $      20,000      $      20,000      $      20,000
    Liquidation Value Per Share         $       25.00      $       25.00      $       25.00      $       25.00      $       25.00
    Common Share Conversion Price       $       15.75      $       15.75      $       15.75      $       15.75      $       15.75
    Yield                                        9.75%              9.75%              9.75%              9.75%              9.75%

CONVERTIBLE PREFERRED OPERATING
    PARTNERSHIP UNITS
  Series B
    Units Outstanding                         300,000            300,000            300,000            300,000            300,000
    Aggregate Liquidation Value         $       7,500      $       7,500      $       7,500      $       7,500      $       7,500
    Liquidation Value Per Share         $       25.00      $       25.00      $       25.00      $       25.00      $       25.00
    Common Share Conversion Price       $       16.50      $       16.50      $       16.50      $       16.50      $       16.50
    Yield                                        9.50%              9.50%              9.50%              9.50%              9.50%

  Series C (2)
    Units Outstanding                       1,664,965          2,461,094          2,461,094          2,461,094          2,461,094
    Aggregate Liquidation Value         $      41,624      $      61,527      $      61,527      $      61,527      $      61,527
    Liquidation Value Per Share         $       25.00      $       25.00      $       25.00      $       25.00      $       25.00
    Common Share Conversion Price       $       16.00      $       16.00      $       16.00      $       16.00      $       16.00
    Yield                                        9.75%              9.75%              9.75%              9.75%              9.75%

  Series D
    Units Outstanding                         450,700            450,700            450,700            450,700            450,700
    Aggregate Liquidation Value         $      11,268      $      11,268      $      11,268      $      11,268      $      11,268
    Liquidation Value Per Share         $       25.00      $       25.00      $       25.00      $       25.00      $       25.00
    Common Share Conversion Price       $       16.50      $       16.50      $       16.50      $       16.50      $       16.50
    Yield                                        9.00%              9.00%              9.00%              9.00%              9.00%

  Total Liquidation/Book Value of
    Preferred Stock                     $     100,392      $     140,392      $     140,392      $     140,392      $     140,392
                                        =============      =============      =============      =============      =============


(1) These Convertible Preferred Shares were re-purchased and retired by the Company on August 27, 2001
(2) 796,129 Convertible Preferred OP Units were re-purchased and retired by the Company on August 27, 2001


KEYSTONE PROPERTY TRUST
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                    September 30,     June 30,        March 31,      December 31,    September 30,
                                                         2001           2001             2001            2000            2000
                                                    -------------    -----------      ----------     -------------  --------------
Total Outstanding in Common Share
  Equivalents at Quarter-End:
  Common Shares                                         18,396,540      15,521,540       9,346,669       9,321,296       9,323,312
  Common Operating Partnership Units                     6,356,885       6,731,885       7,667,649       7,675,649       7,675,649
  Preferred Stock                                        2,481,962       3,738,010       3,738,010       3,738,010       3,738,010
  Preferred Operating Partnership Units                  3,738,932       4,982,884       4,982,884       4,982,884       4,982,884
                                                       -----------     -----------     -----------     -----------     -----------

    Total                                               30,974,319      30,974,319      25,735,212      25,717,839      25,719,855

Weighed Average Outstanding for the
  Respective Quarter:
  Common Shares                                         16,570,452      13,640,254       9,342,775       9,322,657       9,322,119
  Common Operating Partnership Units                     6,634,059       6,913,164       7,668,627       7,675,649       7,677,660
  Preferred Shares (at Common Share Equivalents)         3,260,166       3,738,010       3,738,010       3,738,010       3,738,010
  Preferred Operating Partnership Units (at Common
    Share Equivalents)                                   4,509,641       4,982,884       4,982,884       4,982,884       4,982,884
  Common Stock Options                                      22,932           3,160           5,150           3,349           3,885
                                                       -----------     -----------     -----------     -----------     -----------

    Total                                               30,997,250      29,277,472      25,737,446      25,722,549      25,724,558

Common Share Price Range:
  Quarterly High                                       $     14.38     $     13.18     $     14.12     $     13.06     $     14.44
  Quarterly Low                                              10.68           11.43           12.75           12.31           12.00
  Quarterly Average                                          13.17           12.21           13.36           12.71           13.33
  End of Quarter                                             12.70           13.39           12.85           12.75           12.50

Common Stock Options Outstanding                         1,342,187       1,322,187         592,050         612,383         612,383
Weighted Average Option Exercise Price                 $     13.85     $     13.81     $     15.05     $     15.05     $     15.05

Capitalization:
  Liquidation/Book Value of Preferred Stock            $   100,392     $   140,392     $   140,392     $   140,392     $   140,392
  Market Value of Common Equity                            314,368         297,973         218,634         216,711         212,487
                                                       -----------     -----------     -----------     -----------     -----------

  Market Capitalization                                    414,760         438,365         359,026         357,103         352,879
  Total Debt                                               441,405         454,069         499,781         616,569         633,652
                                                       -----------     -----------     -----------     -----------     -----------

    Total Market Capitalization                        $   856,165     $   892,434     $   858,807     $   973,672     $   986,531
    (Market Capitalization + Total Debt)               ===========     ===========     ===========     ===========     ===========

KEYSTONE PROPERTY TRUST

-----------------------------------------------------------------------------------------------------------------------------------
DEBT ANALYSIS (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                            September 30,    June 30,     March 31,    December 31,  September 30,
                                                                  2001         2001         2001          2000           2000
                                                            -------------  ------------  ------------  ------------  --------------
Debt Outstanding
   Mortgage Loans                                             $ 354,668     $ 374,150     $ 378,482     $ 475,193     $  490,063
   Construction Loans                                            11,793        11,614        12,870        13,594          7,398
   Revolving Credit Facilities                                   72,747        65,771       105,731       124,928        133,183
   Debt Premium, Net of Amortization                              2,197         2,534         2,699         2,853          3,008
                                                              ---------     ---------     ---------     ---------     ----------
   Total Debt Outstanding                                     $ 441,405     $ 454,069     $ 499,781     $ 616,569     $  633,652
                                                              =========     =========     =========     =========     ==========


Interest Rate Structure
   Fixed                                                      $ 354,668     $ 374,150     $ 366,172     $ 460,395     $  462,264
   Variable                                                      84,540        77,385       130,910       153,321        168,380
                                                              ---------     ---------     ---------     ---------     ----------
   Total                                                      $ 439,207     $ 451,535     $ 497,082     $ 613,716     $  630,644
                                                              =========     =========     =========     =========     ==========

   % of Fixed Rate Loans                                           80.8%         82.9%         73.7%         75.0%          73.3%
   % of Variable Rate Loans                                        19.2%         17.1%         26.3%         25.0%          26.7%

Average Interest Rates
   Mortgage Loans                                                   7.8%          7.8%          7.8%          7.8%           7.8%
   Construction Loans                                               5.8%          6.4%          7.7%          8.7%           8.6%
   Revolving Credit Facilities                                      4.6%          5.5%          7.5%          9.1%           8.9%
                                                              ---------     ---------     ---------     ---------     ----------
   Total Weighted Average                                           7.2%          7.4%          7.7%          8.0%           8.0%
                                                              =========     =========     =========     =========     ==========

Debt Ratios
   Debt to Total Market Capitalization                             51.6%         50.9%         58.2%         63.3%          64.2%
   Debt to Undepreciated Book Value of Real Estate Assets          49.6%         50.8%         56.8%         61.5%          62.4%

Coverage Ratios
   Interest Coverage-Property NOI                                   2.9x          2.7x          2.2x          2.1x           2.1x
   (NOI / Interest)

   Interest Coverage-EBITDA                                         2.6x          2.4x          2.0x          2.0x           1.9x
   (EBITDA / Interest)

   Interest Coverage-EBITDA-YTD                                     2.3x          2.2x          2.0x          2.0x           2.0x
   (EBITDA / Interest - Year-to-date)

   Debt Service Coverage -Property NOI                              2.5x          2.3x          2.0x          2.0x           1.9x
   (NOI / (Interest + Principal Amortization))

   Debt Service Coverage - EBITDA                                   2.3x          2.1x          1.8x          1.8x           1.8x
   (EBITDA / (Interest + Principal Amortization))

   Fixed Charge Coverage -Property NOI                              2.1x          1.9x          1.7x          1.7x           1.7x
   (NOI / (Interest + Preferred Distributions))

   Fixed Charge Coverage - EBITDA                                   1.9x          1.7x          1.5x          1.5x           1.5x
   (EBITDA / (Interest + Preferred Distributions))


KEYSTONE PROPERTY TRUST
------------------------------------------------------------------------------------------------------------------------------------
QUARTERLY VALUATION ANALYSIS

(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA AND RATIOS)


                                                                    September 30,  June 30,   March 31,  December 31,  September 30,
                                                                        2001         2001        2001        2000         2000
                                                                    -------------  ---------  ---------  ------------  -------------
PRICING MULTIPLES
      NOI Multiple
          ((Market Value of Common Equity +
          Preferred Share/Units + Total Debt)/Ann. NOI)                  9.3x          9.9x      9.8x         9.3x         9.3x

      EBITDA Multiple
          ((Market Value of Common Equity +
          Preferred Share/Units + Total Debt)/Ann. EBITDA)              10.3x         10.9x      9.4x         9.8x        10.4x

      FFO Multiple
          (Quarter End Common Share Price / Ann. FFO - per share)        7.2x          7.8x      7.1x         6.6x         6.6x

      FAD Multiple
          (Quarter End Common Share Price / Ann. FAD - per share)        8.1x          8.6x      8.9x         8.0x         8.9x

      NOI Yield
          (Ann. NOI before Interest and Depreciation Expense /
          (Market Value of Common Equity + Preferred
          Share/Units + Debt))                                          10.7%         10.1%     10.2%        10.8%        10.7%

      EBITDA Yield
          (Ann. EBITDA / (Market Value of Common Equity +
          Preferred Share/Units + Debt))                                 9.7%          9.1%     10.7%        10.2%         9.7%

      FFO Yield
          (Ann. FFO - per share / Quarter End Common Share Price)       13.9%         12.8%     14.0%        15.1%        15.0%

      FAD Yield
          (Ann. FAD - FAD per share / Quarter End Common
          Share Price)                                                  12.3%         11.7%     11.2%        12.5%        11.2%


RETURNS
      Yield on Real Estate Owned - NOI
          (Ann. NOI before Interest and Depreciation Expense /
          Average Gross Operating Real Estate Investments)              11.0%         10.9%     10.9%        10.9%        10.8%

      Yield on Real Estate Owned - EBITDA
          (Ann. EBITDA / Average Gross Operating Real
          Estate Investments)                                            9.9%          9.9%     10.3%        10.3%         9.7%

      Return on Book Value of Average Equity & Minority Interest
          (Ann. EBITDA / Avg. Equity & Minority Interest)               22.1%         23.6%     28.6%        30.5%        28.5%

      FFO Return on Book Value of Average Equity & Minority
          Interest (Ann. FFO / Avg. Equity & Minority Interest)         14.4%         14.4%     14.3%        15.1%        14.3%


KEYSTONE PROPERTY TRUST
---------------------------------------------------------------------------------------------------------------------------------
DIVIDEND ANALYSIS

                                                             September 30,   June 30,    March 31,    December 31,  September 30,
                                                                  2001         2001        2001           2000          2000
                                                             ------------- -----------  ----------   -------------- -------------
COMMON STOCK DIVIDENDS:

Dividends per Share/Unit                                      $     0.32   $     0.31   $     0.31   $      0.31   $      0.31
Declaration Date                                                7/5/2001    4/12/2001     1/8/2001     10/3/2000      7/5/2000
Common Shareholders' Record Date                               7/16/2001    4/20/2001    1/18/2001    10/16/2000     7/17/2000
Common Dividends Payment Date                                  7/31/2001    4/30/2001    1/31/2001    10/30/2000     7/31/2000

COMMON DIVIDEND PAYOUT RATIOS:

Payout - FFO

   (Dividends/FFO)                                                 72.7%        72.1%        68.9%         64.6%         66.0%
Payout - FAD
   (Dividends/FAD)                                                 82.1%        79.5%        86.1%         77.5%         88.6%
Dividend Coverage - FFO
   (FFO/Dividends)                                                  1.4x         1.4x         1.5x          1.5x          1.5x
Dividend Coverage - FAD
   (FAD/Dividends)                                                  1.2x         1.3x         1.2x          1.3x          1.1x

COMMON DIVIDEND YIELDS:

Dividend Yield                                                     10.1%         9.3%         9.6%          9.7%          9.9%
Spread Over 5 Year U.S. Treasury at quarter end                     6.3%         4.6%         5.1%          4.7%          4.1%
Spread Over 10 Year U.S. Treasury at quarter end                    5.5%         4.1%         4.7%          4.6%          4.1%


KEYSTONE PROPERTY TRUST
-----------------------------------------------------------------------------------------------------------------------------------
RESEARCH COVERAGE

                  Firm                                 Analyst                       Phone
         ----------------------------             ----------------------    ---------------------

         Robertson Stephens                       Jay Leupp                     415-693-3575
                                                  David Copp                    415-248-4204
         Bear, Stearns & Co., Inc.                Ross Smotrich                 212-272-8046
                                                  Enid Lloyd                    212-272-3523
         Credit Suisse First Boston               Lawrence Raiman               212-538-2380
                                                  Matthew Dembski               212-538-4272
         Wachovia Capital Markets                 Christopher P. Haley          804-782-3708
                                                  Donald Fandetti               443-263-6537
         Merrill Lynch                            Steve Sakwa                   212-449-0335